                                                                    EXHIBIT 21.1


NAME                                                     PLACE OF INCORPORATION
----                                                     ----------------------
GTS European Telecommunications Corp.                    Delaware
GTS Carrier Services, Inc.                               Delaware
GTS Wholesale Services, Inc.                             Delaware
Hermes Europe Railtel B.V.                               Holland
Hermes Europe Railtel Holdings B.V.                      Holland
HER Network Services B.V.B.A.                            Belgium
Hermes Europe Railtel (US) Inc.                          Delaware
Hermes Europe Railtel (Spain) S.L.                       Spain
Hermes Europe Railtel (Switzerland) GmbH                 Switzerland
Hermes Europe Railtel (Ireland) Ltd.                     Ireland
Hermes Europe Railtel (Network) Ltd.                     Ireland
Hermes Europe Railtel (Germany) GmbH                     Germany
Hermes Europe Railtel (France) Sarl                      France
Hermes Europe Railtel (Italy) s.r.l.                     Italy
Hermes Europe Railtel (Denmark)                          Denmark
Hermes Europe Railtel (Sweden)                           Sweden
Hermes Europe Railtel (UK) Limited                       United Kingdom
Ebone A/S                                                Denmark
GTS-Europe South, Inc.                                   Delaware
GTS Monaco S.A.M.                                        Monaco
GTS Monaco Access S.A.M.                                 Monaco
GTS TransAtlantic Carrier Services, Ltd.                 Bermuda
GTS TransAtlantic Carrier Services (France) sarl         France
GTS TransAtlantic Carrier Services (UK) Ltd.             United Kingdom
GTS TransAtlantic Holdings Ltd.                          Bermuda
FLAG Atlantic Limited                                    Bermuda
FLAG Atlantic USA Limited                                Delaware
FLAG Atlantic USA Ltd.                                   Delaware
NetSource Europe asa                                     Norway
NetSource Norge AS                                       Norway
NetSource Sverige AB                                     Sweden
NetSource Danmark AS                                     Denmark
NetSource Telecom Benelux BV                             Netherlands
GTS Deutschland GmbH                                     Germany
International Telecommunications Limited                 Ireland
NetSource Phone System AB                                Sweden

NAME                                                                 PLACE OF INCORPORATION
----                                                                 ----------------------
NetSource Communication                                              Sweden
Teleon Holding BV                                                    Netherlands
Atlantic Telecom Venray                                              Netherlands
GTS Benelux BV                                                       Netherlands
NS Invest III AS                                                     Norway
NS Invest II AS                                                      Norway
NS Invest IV AS                                                      Norway
Teleon Services BV                                                   Netherlands
NetSource Telecom sarl                                               Luxembourg
Esprit Telecom Group plc                                             United Kingdom
Telecom Europe Ltd.                                                  United Kingdom
Esprit Telecom (Jersey) Ltd.                                         Jersey
Esprit Telecom UK Ltd.                                               United Kingdom
Icomnet SA                                                           British Virgin Islands
Esprit Telecom International Ltd.                                    United Kingdom
Esprit Telecom Management Ltd.                                       Jersey
Esprit Telecom Holdings Ltd.                                         United Kingdom
Esprit Telecom Europe B.V.                                           Netherlands
Esprit Telecom France SA                                             France
Esprit Telecom de Espana SA                                          Spain
Esprit Telecom Gruppe GmbH                                           Germany
Esprit Telecom Deutschland GmbH                                      Germany
Esprit Telecom Netzwark GmbH                                         Germany
Plusnet Telecom GmbH Co. KG                                          Germany
Plusnet GmbH Co. KG                                                  Germany
Esprit Telecom Deutschland GmbH                                      Germany
Esprit Telecom Italia Srl                                            Italy
Esprit Telecom Benelux BV                                            Netherlands
Swift Global Nederland BV                                            Netherlands
lInteraktieve Media Services BV                                      Netherlands
INIS Plus BV                                                         Netherlands
GTS Business Services (UK) Ltd.                                      United Kingdom
GTS European Business Access Services, Inc..                         Delaware
GTS European Holdings Spain, S.L.                                    Spain
GTS Business Services (Germany) GmbH                                 Germany
GTS Business Services (France) sarl                                  France

NAME                                                                 PLACE OF INCORPORATION
----                                                                 ----------------------
GTS Business Services (Italy) srl                                    Italy
GTS Business Services Sweden AB                                      Sweden
GTS Business Services (Netherlands) B.V.                             Netherlands
GTS Business Services (Belgium) S.A.                                 Belgium
GTS Business Services (Spain) S.L.                                   Spain
GTS Business Services (Norway) AS                                    Norway
GTS Business Services A/S                                            Denmark
GTS Business Services (Ireland) Ltd.                                 Ireland
GTS Business Services (Luxembourg) SA                                Luxembourg
GTS Business Services (Switzerland) AG                               Switzerland
GTS CitiNet, Inc.                                                    Delaware
GTS Telecom. Mgmt. Svcs. (Ireland) Ltd.                              Ireland
GTS Access Services Holdings (Spain) S.L.                            Spain
GTS Access Services (France) S.A.                                    France
GTS Communication Services Spain, S.L.                               Spain
GTS Services (Italy) Srl                                             Italy
GTS Access Services (Vienna) GmbH                                    Austria
GTS Access Services (Norway) AS                                      Norway
GTS Access Services (Netherlands) B.V.                               Netherlands
GTS Access (Denmark) Services A/S                                    Denmark
GTS Access (Belgium) Services S.A.                                   Belgium
GTS Communication Services (Germany) GmbH                            Germany
GTS Access Services (Ireland) Ltd.                                   Ireland
GTS Access Services (Luxembourg) SA                                  Luxembourg
GTS Access Services (Portugal) LDA                                   Portugal
GTS Access Services (Switzerland) AG                                 Switzerland
GTS Access Services (UK) Limited                                     United Kingdom
GTS-Poland, Inc.                                                     Delaware
PST Sp. z.o.o.                                                       Poland
Jatel Sp. z.o.o.                                                     Poland
Catalina Sp. z.o.o.                                                  Poland
ATOM S.A.                                                            Poland
Internet Technologies s.a.                                           Poland
Internet Technoligies Polska Sp. Z.o.o.                              Poland
GTS-Hungary Holding, Inc.                                            Delaware
GTS-Hungaro, Inc.                                                    Delaware

NAME                                                                 PLACE OF INCORPORATION
----                                                                 ----------------------
GTS-Ukraine                                                          Ukraine
Hydrotel Telecommunications Ltd.                                     Hungary
GTS-Hungary Telecom Ltd.                                             Hungary
GTS Central Europe Holding and Advisory Ltd.                         Hungary
DataNet Telecom Ltd.                                                 Hungary
GTS-Czech, Inc.                                                      Delaware
GTS-Bulgaria, Inc.                                                   Delaware
GTS-Romania, Inc.                                                    Delaware
SC GTS Romania SRL                                                   Romania
GTS Bulgaria EOOD                                                    Bulgaria
GTS CzechCom s.r.o.                                                  Czech Republic
GTS CzechNet s.r.o.                                                  Czech Republic
Dattel a.s.                                                          Czech Republic
Dattel Kabel                                                         Czech Republic
GTS CZ a.s.                                                          Czech Republic
Sitel-VSAT s.r.o.                                                    Slovakia
NetForce Spl s.r.o.                                                  Czech Republic
SFMT-CIS, Inc.                                                       Delaware
SFMT-Rusnet, Inc.                                                    Delaware
Sovam Teleport Kiev Division, LLC                                    Ukraine
TeleRoss LLC                                                         Russia
TeleRoss-Irkutsk                                                     Russia
TeleRoss-Ufa                                                         Russia
TeleRoss-Novosibirsk                                                 Russia
TeleRoss-Vladivostok                                                 Russia
TeleRoss-Tiumen                                                      Russia
TeleRoss-Khabarovsk                                                  Russia
TeleRoss-Volgograd                                                   Russia
TeleRoss-Ekaterinburg                                                Russia
TeleRoss-Nizhni Novgorod                                             Russia
TeleRoss-Arkhangelsk                                                 Russia
TeleRoss-Veronezh                                                    Russia
TeleRoss Samara                                                      Russia
TeleRoss-Komi                                                        Russia
TeleRoss-Kubanelectrosviaz                                           Russia
SFMT-Sovintel 1, Inc.                                                Delaware

NAME                                                                 PLACE OF INCORPORATION
----                                                                 ----------------------
SFMT-Sovintel 2, Inc.                                                Delaware
Sovinet                                                              Virginia
EDN Sovintel LLC                                                     Russia
GTS-Vox Limited                                                      United Kingdom
TeleCommunications of Moscow                                         Russia
SFMT-Datacom, Inc.                                                   Delaware
Sovam Teleport LLC                                                   Russia
Telecom Consulting & Advisory Services, Inc.                         Delaware
TeleSystems Services, Inc.                                           Delaware
GTS Mobile Services, Inc.                                            Delaware
GTS Ukrainian TeleSystems LLC                                        Delaware
Golden Telecom                                                       Ukraine
CellUkraine Limited                                                  Delaware
LLC Invest Holding                                                   Ukraine
Vostok Mobile B.V.                                                   Netherlands
Vostok Mobile Trade                                                  Russia
AltaySviaz                                                           Russia
Penza Mobile                                                         Russia
Astrakhan Mobile                                                     Russia
Votec Mobile                                                         Russia
Chuvashia Mobile                                                     Russia
Lipetsk Mobile                                                       Russia
Arkhangelsk Mobile Networks                                          Russia
Saratov Mobile                                                       Russia
Volgograd Mobile                                                     Russia
Murmansk Mobile Network                                              Russia
Parma Mobile                                                         Russia
Primtelephone                                                        Russia
Unicel Bryansk                                                       Russia
Unicel Kostroma                                                      Russia
Unicel Orel                                                          Russia
Unicel Yaroslavl                                                     Russia
BashUnicel                                                           Russia
Mar Mobile                                                           Russia
Novgorod Telecommunications                                          Russia
Unicel Ivanovo                                                       Russia

NAME                                                                 PLACE OF INCORPORATION
----                                                                 ----------------------
SFMT-China, Inc.                                                     Delaware
Shanghai V-Tech Telecommunications & Engineering LLC                 China
Global TongDa                                                        China
GTS China Investments, LLC                                           Delaware
American China Investment Corp.                                      Canada
Beijing Tianmu Satellite Communications Technology. Co.              China
GTS Transpacific Ventures Limited                                    Delaware
Shanghai Global Intelligent TeleSystems Co., Ltd.                    China
GTS-India, Inc.                                                      Delaware
C-Datacom International, Inc.                                        Delaware
SFMT, Inc.                                                           Delaware
San Francisco/Moscow Teleport, Inc.                                  Delaware
Global TeleSystems, Inc.                                             Delaware
Global TeleSystems (UK) Ltd.                                         United Kingdom
GTS Equipment, Inc.                                                  Delaware
GTS Finance, Inc.                                                    Delaware
GTS Group, Inc.                                                      Delaware